UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No. )

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Telephone and Data Systems, Inc.
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EXPLANATORY NOTE

The purpose of this Schedule 14A is to file an investor presentation to be used by Telephone and Data Systems, Inc. (“TDS”) in presentations to ISS and shareholders on and after May 5, 2014.

IMPORTANT INFORMATION:  TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2014 annual meeting of shareholders.  Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise is set forth in TDS’s definitive proxy statement relating to its 2014 annual meeting, as filed with the Securities and Exchange Commission (“SEC”) on April 18, 2014.  The 2014 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov  or from TDS as provided on its website at www.teldta.com.  TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2014 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

TDS TELEPHONE AND DATA SYSTEMS™

May 2, 2014

TDS Annual Meeting of Shareholders


U.S. Cellular


TDS

Safe Harbor statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this presentation, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of handset devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the documents furnished to the Securities and Exchange Commission ("SEC").

IMPORTANT INFORMATION: TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2014 annual meeting of shareholders. Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise is set forth in TDS's definitive proxy statement relating to its 2014 annual meeting, as filed with the Securities and Exchange Commission ("SEC") on April 18, 2014. The 2014 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from TDS as provided on its website at www.teldta.com. TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2014 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

Current TDS director slate ensures continued execution on strategic actions

- TDS is a controlled company undergoing significant change
- The TDS Board believes that:
  - Members have been very active in urging meaningful action and helping TDS set its course for sustainable, profitable future growth
  - There is currently a balance of valuable expertise in telecommunications, retail and consumer marketing, regulatory matters, and complex legal/corporate situations
  - A change in Board composition risks disruption in TDS' ability to effect needed change and loss of valuable expertise, in return for new members with no meaningful business or public board experience compared to the TDS Board's nominees



TDS director candidate: Clarence A. Davis

Management Experience

- Significant leadership and operational experience in multiple industries, including technology (CEO—Nestor, Inc.), accounting (CFO, COO--American Institute of Certified Public Accountants), manufacturing, media/broadcasting, agriculture

Business Expertise

- Substantial expertise in management, operations, accounting/finance, cost control, fraud investigation and internal controls, sales, M&A/restructuring, investing

Board Experience

- Current or former director of multiple boards, including Gabelli SRI Green Fund and GDL Fund; Nestor, Inc.; Oneida Ltd.; Pennichuck Corp.; Sonesta International Hotels; and BizEquity
- Current or former member of at least six Audit Committees
- Designated financial expert

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Audit Committee



TDS director candidate: George W. Off

Management Experience

- Substantial executive management and operational experience for marketing services firm (Co-founder and CEO, Catalina Marketing Corporation) and multinational manufacturer (CEO, Checkpoint Systems)

Business Expertise

- Significant business expertise in marketing, operations, retail customer analytics, retail and marketing technology

Board Experience

- Current or former member of multiple boards, including The Retail Equation, Infinian Mobile Commerce & Analytic Solutions, Catalina Marketing Corporation, Checkpoint Systems

TDS Board History

- TDS director since 1997
- Chair, TDS Audit Committee
- Member, TDS Compensation Committee



TDS director candidate: Mitchell H. Saranow

Management Experience
- Significant leadership experience in manufacturing (Founder--Fluid Management, SureTint Technologies), cable (Co-founder, Mid-Atlantic CATV), food service distribution (CFS Continental), corporate finance (Warburg, Paribas, Becker), and consulting (Co-CEO, Navigant Consulting)
- Independent financial advisor to companies in multiple industries

Business Expertise
- Successful business founder and innovator
- Substantial expertise in strategic planning, operations, accounting, budgeting, financial reporting and controls, acquisitions, investing, legal

Board Experience
- Public board experience includes Navigant Consulting, Telular Corporation, North American Scientific, Lawson Products
- Designated financial expert

TDS Board History
- TDS director since 2004
- Member, TDS Audit Committee
- TDS Nominating and Governance Committee



TDS director candidate: Gary L. Sugarman

Management Experience

- More than 25 years of management experience, including traditional telcos (Co-founder and CEO, Mid-Maine Communications; various operating roles at Rochester Telephone Company, now known as Frontier), network infrastructure providers (Exec. Chairman, Veroxity Technology Partners), financial technology (Exec. Chairman, FXecosystem), and technology venture funds and banks (Founder, Richfield Capital Partners/Richfield Associates)

Business Expertise

- Significant business expertise in many aspects of the telecommunications industry, including M&A, operations, infrastructure, finance and investing

Board Experience

- Current board member of OTELCO and LICT. Former member of multiple telecommunications boards, including PrairieWave Communications, Veroxity Technology Partners, Interlakes Cable, and FXecosystem

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Compensation Committee

TDS Board composition

The TDS Board, in close collaboration with TDS' controlling shareholder, seeks to optimize performance by assembling a diverse group of directors with deep experience and expertise in a broad array of industries relevant to its businesses and across multiple business disciplines. It is expected that all Board members contribute equally and consider different perspectives.

TDS Board continues to take decisive action to improve performance

The TDS Board fully recognizes the significant competitive challenges faced by TDS' current businesses and the enterprise as a whole, and is actively engaged, along with the controlling shareholder and management, to:

- Identify and implement value-building operational strategies and develop incentive plans to drive performance
- Build financial resources and flexibility to enable investments in faster-growing, higher-return, adjacent, complementary businesses
- Identify underperforming or underutilized assets and devise strategies to substantially improve or to monetize them

Executing on strategic actions

Actions discussed at 2013 annual meeting	Execution
Strengthen competitive position through divestiture of underperforming markets at U.S. Cellular	Closed May 2013; U.S. Cellular received $480 million
Generating substantial proceeds through monetization of assets related to the divestiture of underperforming markets	Sold over $400 million in spectrum; ongoing process for selling additional spectrum and 565 towers
Improved device portfolio with agreement to sell Apple products	Launched November 2013
Accelerated build of 4G LTE network and aggressive program to migrate customers off legacy networks	Nearly 90% of customers had 4G LTE access at year-end

Executing on strategic actions

Actions discussed at 2013 annual meeting	Execution
Simplify capital structure and increase financial flexibility	Share consolidation completed in 2012
Enter adjacent lines of business that leverage core capabilities and provide future growth and enhanced returns	Bought first cable/broadband company (Baja Broadband) in August 2013; bought fifth HMS company (MSN) in October 2013 – portfolio of end-to-end IT solutions for mid-market customers Announced acquisition of BendBroadband on May 1, 2014

Current initiatives; some with short-term financial impact

- Capital allocation strategy; $250 million share repurchase authorized in August 2013
- U.S. Cellular
  - Conversion to new billing and operational support system – temporarily impacting churn and financial results; provides significant competitive benefits
  - Generating proceeds through non-strategic asset sales
  - Apple devices improve competitive line-up and reduce churn; subsidies up front, higher revenue over time – recently launched (November 2013)
  - Higher subsidies on 4G LTE devices, but increased revenue and significantly lower capital expenditures for legacy networks going forward
- TDS Telecom
  - Cable/broadband integration – increase data penetration levels and recognize synergies
  - Continuing to pursue attractive cable/broadband acquisitions
  - Full suite of hosted and managed services businesses – focused on sales execution in 2014

Recent corporate governance highlights

- In 2013, the Corporate Governance and Nominating Committee considered desired skills, backgrounds, and characteristics for potential new board members. In its annual board assessment, the full board also considered its composition and discuss expertise that may be needed in the future. The committee does not believe that the GAMCO Candidates possess the desired skills, backgrounds and characteristics, if it were seeking new members for the TDS Board.
- To more closely align pay and performance, and better support the goal of increasing shareholder value, the TDS Compensation Committee continues to revise the bonus structure and long-term incentive plan
- The TDS audit process continues to earn the highest possible rating from ISS

Our mission

To provide outstanding communications services to
our customers and
meet the needs of our shareholders,
our people, and our communities.

Diversified telecommunications company

- Two principal business units
  - U.S. Cellular (84%-owned)—wireless; 92% of core retail customers are postpaid (NYSE: USM)
  - TDS Telecom (wholly owned)—cable/broadband, TV and voice; hosted and managed services
- 5.8 million customers nationwide
- Fortune 500® member
- Controlled company with focus on value creation
- Strong balance sheet; investment-grade debt ratings (Moody's, Fitch)

Information updated to reflect first quarter 2014 results

Operations



Telephone & Data Systems Headquarters, Chicago
U.S. Cellular Operations
TDS Telecom Wireline Operations
TDS Baja Broadband
TDS HMS Operations

Capital structure

- Since the IPO in 1981 until 2012, the Series A Common Shares have had 10 votes per share and the Common Shares have had one vote per share.
- In 2012, shareholders approved a recapitalization, and the aggregate voting power of the Series A Common Shares was capped at 56.7%. ISS recommended shareholder approval of this recapitalization.
- TDS has clearly and consistently disclosed the different classes of stock and voting rights in it SEC filings.

Delivering value to shareholders

- 40 years of consecutive dividend increases
- TDS and U.S. Cellular have active share repurchase programs
- June 25, 2013 – U.S. Cellular paid $5.75 per share special cash dividend
- August 2, 2013 – TDS Board approved $250 million share repurchase authorization

Annual Dividends Per Share*

Raised 2014 dividend rate 5.1%



Shares Repurchased



TDS
USM
In millions
8
7
6
5
4
3
2
1
0
2007
2008
2009
2010
2011
2012
2013
2014
Repurchased $936 M

* Retroactively adjusted for the effect of 2005 stock dividend.

Strong financial foundation

TDS 7%	$	300 M
TDS 6.625%		116 M
TDS 5.875%		195 M
TDS 6.875%		225 M
USM 6.7%		544 M
USM 6.95%		342 M
	$	1.7 B


TDS Long-Term Debt Maturity Schedule ($ in millions)
6.95% - USM - Retail (UZA)
6.875% - TDS - Retail (TDE)
5.875% - TDS - Retail (TDA)
6.7% - USM - Institutional
6.625% - TDS - Retail (TDI)
7.0% - TDS - Retail (TDJ)
$700
$600
$500
$400
$300
$200
$100
$-
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
2042
2044
2046
2048
2050
2052
2054
2056
2058
2060

Ample liquidity

Liquidity available to TDS as of March 31, 2014 ($ in millions)	
Cash and cash equivalents	$872.9
Government-backed securities [1]	40.1
Available credit facilities	682.1
Total	$1,595.1

Other actual or potential sources of liquidity
Planned monetization of towers and spectrum related to divestiture
3,883 owned towers in Core Markets (if monetized)
5.5% ownership in Verizon Los Angeles wireless market (if monetized)

(1) FDIC insured

U.S. Cellular®

Accomplishments in 2013

- Nearly 90% of customers had access to 4G/LTE at year end
- Launched iPhone and iPad in November
- Rolled out Shared Data plans to monetize data growth
- Implemented a new billing system to support operational strategies and increase efficiency
- Management team changes
- Divested Chicago/St. Louis markets to focus on mid-sized and rural markets
- Paid a $5.75 per share special dividend to USM shareholders
- Sold or had agreements in place to sell more than $400 million of non-strategic spectrum

Strategy to compete in 2014

- Drive customer growth
- Differentiate through refined value proposition
- Drive revenue growth through smartphone adoption and data monetization
- Focus on equipment subsidies and cost management

U.S. Cellular

Drive customer growth

- Increase gross additions with high-quality network, strong device portfolio, connected devices, product and pricing improvements
  - Postpaid gross additions* up 12%
- Reduce churn through device portfolio, including Apple devices, membership experience, customer lifecycle management
- Enhance and expand distribution
- Resolve billing issues and rebuild reputation for exceptional customer service
  - Issues substantially resolved and service levels back to acceptable levels

* Core markets-definition provided in note at the end of this presentation

Differentiate through refined value proposition

- Best-in-class 4G/LTE network
  - Launch new products and services that leverage our network
  - Membership experience
    - Treat customers like neighbors not numbers
    - Rewards Program
  - Create a localized experience for customers
    - New local advertising



Best-in-Class Network
Data Products & Services
Membership
Local

Drive revenue growth

- Increase smartphone penetration
  - Postpaid smartphone penetration* increased from 43% to 53%
- Launch new products and services that utilize and monetize our data network
  - Connected devices
  - Simple Connect Plans (no contract)
  - Equipment installment plans
- Shared Connect Plans (shared data)
  - Postpaid customers on Shared Connect Plans increased to 13%
- Growth in data traffic will drive revenue and ARPU growth
  - Postpaid ARPU* increased 6% to $57.59

* Core markets-definition provided in note at the end of this presentation

Smartphone penetration - Core markets*



Smartphones Sold
(% of total devices)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3G
4G
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14



Smartphone Customers
(% of postpaid base)
60%
50%
40%
30%
20%
10%
0%
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14

* Core markets-definition provided in note at the end of this presentation

U.S. Cellular

Postpaid ARPU - Core markets*



$58.00
$57.00
$56.00
$55.00
$54.00
$53.00
$52.00
$51.00
$54.21
$54.44
$54.64
$53.53
$57.59
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14

* Core markets-definition provided in note at the end of this presentation

Focus on subsidies and cost management

- Align costs with revenues
- Manage subsidies
  - Offer equipment installment plans
  - Offer attractive lower-cost devices
- Manage growth in data usage
- Cost-reduction initiatives

TDS Telecom

2013 - Pursued cable/broadband and HMS growth, targeted wireline investments

Wireline

- TDS TV launched in 11 markets; enabled 93,000 service addresses
- Excellent progress on broadband stimulus projects
- Meaningful cost reduction to mitigate impact of lower wholesale and regulatory revenues

Cable/broadband

- Acquisition of Baja Broadband and successful integration

HMS

- Acquisition of Denver-based solutions provider MSN Communications
- Integrated all HMS companies together as OneNeck IT Solutions

Strategic priorities for 2014

- Wireline
  - Deploy fiber where economically justified
    - Expand IPTV into additional markets
- Cable/broadband
  - Improve customer penetration in Baja markets
    - Grow broadband connections
    - Meaningful synergies identified
  - Close the acquisition of BendBroadband
- HMS
  - Drive growth in recurring revenues

Broadband speeds, IPTV driving wireline residential revenue growth

ILEC Residential Customers by Broadband Speeds

	3/31/14	3/31/13
> 5 Mb	79%	73%
> 10 Mb	36%	29%

Wireline Residential Average Revenue Per Connection

3/31/14	3/31/13
$40.79	$39.99

- IPTV, data products and cost reductions to offset losses in high margin regulatory revenue
  - Targeted fiber deployment
  - Increase triple play penetration to reduce churn

Cable/Broadband supports profitable growth

BAJA Broadband

- Attractive competitive landscape and market demographics
- Strong potential to increase penetration to national averages
- Ability to leverage TDS expertise, platform and technologies; SG&A savings
- Recently upgraded network - 96% of network is DOCSIS 3.0

bendbroadband

- Attractive demographics; above average household growth
- Vibrant entrepreneurial community
- No fiber competitors
- High penetrations in all products
- State of the art network
- Fiber network throughout region
- Talented, tech-savvy staff
- Strong cash flow

Growing Hosted and Managed Services

- Comprehensive suite of IT outsourcing services aimed at mid-market companies
- Sales force has end-to-end IT services to cross sell and drive recurring revenues

Cloud & Hosting Solutions	Managed Services	Enterprise Resource Planning (ERP) Application Management	Professional Services	IT Hardware	Data Centers
Cloud Servers	Managed Applications	Oracle®	IT Assessments	Cisco®	Eden Prairie, MN
Private Clouds	Managed Databases	Microsoft®	Design	EMC™	Fitchburg, WI
Hybrid Clouds	Managed Networks	Infor™	Migrations & Implementations	HP®	Des Moines, IA
Cloud Storage	Managed Servers		IT Roadmaps & Planning	VMware®	Cedar Falls, IA
Desktops in the Cloud (DaaS)	End User Support		Technology Consulting	Citrix®	Gilbert, AZ
Colocation	Disaster Recovery as a Service (DRaaS)			F5®	Tempe, AZ
	Security & Compliance			NetApp®	Somerset, NJ
	Communication & Collaboration				

Current TDS director slate ensures continued execution on strategic actions

- TDS is a controlled company undergoing significant change
- The TDS Board believes that:
  - Members have been very active in urging meaningful action and helping TDS set its course for sustainable, profitable future growth
  - There is currently a balance of valuable expertise in telecommunications, retail and consumer marketing, regulatory matters, and complex legal/corporate situations
  - A change in Board composition risks disruption in TDS' ability to effect needed change and loss of valuable expertise, in return for new members with no meaningful business or public board experience compared to the TDS Board's nominees

U.S. Cellular

Core markets*

* For Q1 2014, core markets are equal to total company results. For comparability, core markets, as presented here, excludes the results of Divestiture markets and NY1 and NY2 Partnerships, which were deconsolidated on April 3, 2013, as of or for the three months ended March 31, 2013. Refer to U.S. Cellular's Form 8-K filed on May 3, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 & NY2 Deconsolidation for the three months ended March 31, 2013, as if the transaction had occurred at the beginning of the period.

TDS TELEPHONE AND DATA SYSTEMS™


U.S. Cellular


TDS